SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                            FORM 8-K

                         Current Report
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)
                            July 31, 1998

                       INDIANA UNITED BANCORP
     (Exact Name of Registrant as Specified in its Charter)

                               Indiana
         (State or Other Jurisdiction of Incorporation)

          0-12422                           35-1562245
(Commission File Number)        (I.R.S. Employee Identification No.)

  201 N. Broadway, Greensburg, Indiana            47240
(Address of principal executive offices)       (Zip Code)

                         (812) 663-0157
       Registrant's telephone number, including area code:
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Item 5. Other Events


On July 31, 1998, the Registrant issued a press release announcing a two-for-one stock split of its common stock. The stock split will be effected in the form of a share dividend, with a dividend of one common share declared issuable on August 31, 1998 for each common share outstanding to shareholders of record as of August 17, 1998.

                            SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.


INDIANA UNITED BANCORP



By:/s/ Robert E. Hoptry
Robert E. Hoptry, Chairman
and Chief Executive Officer

Dated:  July 31,1998
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                        INDEX TO EXHIBITS

 Exhibit
 Number    Description of Document

  99 Press release dated July 31, 1998 announcing two-for-one stock split.